EXHIBIT 99.4

                            Agreement of Joint Filing

      Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

      This Agreement of Joint Filing supersedes and replaces the Agreement of Joint Filing dated March 17, 2006.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated: February 2, 2007

                                        BARINGTON COMPANIES EQUITY PARTNERS,
                                         L.P.
                                        By: Barington Companies Investors, LLC,
                                            its general partner

                                        By: /s/ James A. Mitarotonda
                                            ------------------------------------
                                        Name:  James A. Mitarotonda
                                        Title: Managing Member


                                        BARINGTON COMPANIES INVESTORS, LLC

                                        By: /s/ James A. Mitarotonda
                                            ------------------------------------
                                        Name:  James A. Mitarotonda
                                        Title: Managing Member


                                        BARINGTON INVESTMENTS, L.P.
                                        By: Barington Companies Advisors, LLC,
                                            its general partner

                                        By: /s/ James A. Mitarotonda
                                            ------------------------------------
                                        Name:  James A. Mitarotonda
                                        Title: Managing Member


                                        BARINGTON COMPANIES ADVISORS, LLC

                                        By: /s/ James A. Mitarotonda
                                            ------------------------------------
                                        Name:  James A. Mitarotonda
                                        Title: Managing Member

                                        BARINGTON COMPANIES OFFSHORE FUND, LTD.

                                        By: /s/ James A. Mitarotonda
                                            ------------------------------------
                                        Name:  James A. Mitarotonda
                                        Title: President


                                        BARINGTON OFFSHORE ADVISORS II, LLC

                                        By: /s/ James A. Mitarotonda
                                            ------------------------------------
                                        Name:  James A. Mitarotonda
                                        Title: Authorized Signatory


                                        BENCHMARK OPPORTUNITAS FUND PLC
                                        By: Barington Offshore Advisors, LLC

                                        By: /s/ James A. Mitarotonda
                                            ------------------------------------
                                        Name:  James A. Mitarotonda
                                        Title: Authorized Signatory


                                        BARINGTON OFFSHORE ADVISORS, LLC

                                        By: /s/ James A. Mitarotonda
                                            ------------------------------------
                                        Name:  James A. Mitarotonda
                                        Title: Authorized Signatory


                                        BARINGTON CAPITAL GROUP, L.P.
                                        By: LNA Capital Corp., its general
                                            partner

                                        By: /s/ James A. Mitarotonda
                                            ------------------------------------
                                        Name:  James A. Mitarotonda
                                        Title: President and CEO


                                        LNA CAPITAL CORP.

                                        By: /s/ James A. Mitarotonda
                                            ------------------------------------
                                        Name:  James A. Mitarotonda
                                        Title: President and CEO


                                        /s/ James A. Mitarotonda
                                        ----------------------------------------
                                        James A. Mitarotonda

                                        PARCHE, LLC
                                        By: Admiral Advisors, LLC, its managing
                                            member

                                        STARBOARD VALUE & OPPORTUNITY FUND, LLC
                                        By: Admiral Advisors, LLC, its managing
                                            member

                                        ADMIRAL ADVISORS, LLC
                                        By: Ramius Capital Group, L.L.C. its
                                            sole member

                                        RAMIUS CAPITAL GROUP, L.L.C.
                                        By: C4S & Co., L.L.C., its Managing
                                            Member

                                        C4S & CO., L.L.C.

                                        By:  /s/ Jeffrey M. Solomon
                                            ------------------------------------
                                        Name:  Jeffrey M. Solomon
                                        Title: Authorized Signatory


                                        /s/ Jeffrey M. Solomon
                                        ----------------------------------------
                                        Jeffrey M. Solomon, individually and as
                                        attorney-in-fact for Peter A. Cohen,
                                        Morgan B. Stark, and Thomas W. Strauss


                                        RJG CAPITAL PARTNERS, L.P.

                                        By: RJG Capital Management, LLC, its
                                            general partner

                                        By: /s/ Ronald J. Gross
                                            ------------------------------------
                                        Name:  Ronald J. Gross
                                        Title: Managing Member


                                        RJG CAPITAL MANAGEMENT, LLC

                                        By: /s/ Ronald J. Gross
                                            ------------------------------------
                                        Name:  Ronald J. Gross
                                        Title: Managing Member


                                        /s/ Ronald J. Gross
                                        ----------------------------------------
                                        Ronald J. Gross